Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
GOING CONCERN

NOTE 3 – GOING CONCERN

As reflected in the unaudited condensed consolidated financial statements, the Company incurred $6,040,235 and $5,827,309 net losses for the six months ended June 30, 2024 and 2023, respectively. Net cash used in operating activities were $6,949,921 and $4,287,079 for the six months ended June 30, 2024 and 2023, respectively. The working capital deficit was $9,504,948 as of June 30, 2024.

The Company was in default under the long-term loan agreement for $27,336,407 as of June 30, 2024. Specifically, the financial covenants of the long-term loan agreement with China Construction Bank (“CCB”) Qianxinan Branch require the Sunrise Guizhou to maintain asset liability ratio not more than 70% and continuous profitability during the loan period pursuant to the condition precedent designated in the loan contract. The Company obtained written consent for the waiver of default on September 30, 2024. CCB notified the Company that the incompliance did not result in accelerated principal repayment and default interest rate.

These adverse conditions and events raised substantial doubt about the Company’s ability to continue as a going concern. For the next 12 months from the issuance date of this report, the Company plans to continue implementing various measures to boost revenue and controlling costs and expenses. In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments. The Company intends to finance its future working capital requirements and capital expenditures from financing activities for the cash shortfalls and the negative operating cash flows. The Company expects continued capital financing through debt or equity issuances to support its working capital requirements.

As of June 30, 2024, the Company had cash and cash equivalents and restricted cash of $16,617,840. The management believes that it would be able to continue to borrow from banks based on past experiences and the Company’s good credit history when necessary.

Currently, the Company is working to improve its liquidity and capital sources primarily through cash flows from operation, debt financing, and financial support from its principal shareholder. In order to fully implement its business plans, the Company may also seek equity financing from outside investors when necessary.

The Company can make no assurances that required financings will be available for the amounts needed, or on terms commercially acceptable to the Company, if at all. If one or all of these events does not occur or subsequent capital raises are insufficient to bridge financial and liquidity shortfall, there would likely be a material adverse effect on the Company and its unaudited condensed consolidated financial statements.

The unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.